                                                                  EXHIBIT 10.6



                                SECOND AMENDMENT
                                       TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

         This Second Amendment to Fourth Amended and Restated Loan Agreement (this "Amendment") is entered into effective as of June 17, 1998, by and between the following parties:

                 a.      BEARCOM OPERATING, L.P. (the "Company"), and

                 b.      WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (the
                         "Bank").

                                   RECITALS:

                 a. On August 29, 1997, the Company and the Bank entered into that certain Fourth Amended and Restated Loan Agreement (the "Fourth Restatement") in which the Bank agreed to provide certain loans and other accommodations to the Company upon the conditions and in accordance with the covenants set forth therein.

                 b. On March 27, 1998, the parties to the Fourth Restatement entered into that certain First Amendment to Fourth Amended and Restated Loan Agreement (with the Fourth Restatement, the "Loan Agreement", and terms defined in the Loan Agreement and used herein shall have the definitions herein as ascribed in the Loan Agreement, unless otherwise defined herein), in which, among other things, the Bank consented to the Parent IPO (as defined therein) which was expected to occur prior to June 1998.

                 c. As of the date hereof, the Parent IPO has not occurred, and the Company has requested that Bank consent to the occurrence of the Parent IPO at any time subsequent to June, 1998.

                 d. On the terms and conditions of this Amendment, the Bank consents to the Parent IPO.

                 e. The parties hereto further agree to amend the Loan Agreement, as set forth herein.


                                   AGREEMENT:

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1.      Consents.

                         A. The Bank hereby consents to the Company's departure from Subsection 15(k) of the Loan Agreement to the extent such covenant is violated by the Parent IPO





SECOND AMENDMENT TO FOURTH AMENDED
AND RESTATED LOAN AGREEMENT - Page 1
                 provided (i) the amount of the net proceeds from the Parent IPO are equal to or greater than the total amount of the loans outstanding under the Loan Agreement as of the effective date of the Parent IPO and (ii) the net proceeds from the Parent IPO are used immediately to prepay all loans outstanding under the Loan Agreement as of the effective date of the Parent IPO.

                          B.      (i)      The Bank hereby waives the Company's
                 compliance with the covenant set forth in Subsection 16(b) of the Loan Agreement from the date hereof up to, but not including, the date (if any) on which there are no loans outstanding under the Loan Agreement. The Company's obligation to comply with the covenant set forth in subsection 16(b) shall be reinstated and fully effective on and at all times after such date.

                                  (ii)     Notwithstanding anything to the
                 contrary contained in the Loan Agreement, the Revolving Note, the Acquisition Note or any other Loan Document, if (a) as of July 31, 1998, the ratio of Total Structured Indebtedness to Tangible Net Worth (as such terms are defined in subsection 16(b) of the Loan Agreement) is greater than 2.0 to 1.0 and
                 (b) on or before July 31, 1998, the Parent IPO has not occurred, then (x) the interest rate applicable to all Prime Rate Loans (as defined in the Revolving Note or the Acquisition Note, as applicable) outstanding under the Loan Agreement from August 1, 1998, through the maturity date of such loans shall be the Prime Rate (as defined in the Revolving Note or the Acquisition Note, as applicable) plus 1.75%, (y) the interest rate applicable to all LIBOR Loans (as defined in the Revolving Note or the Acquisition Note, as applicable) outstanding under the Loan Agreement from August 1, 1998, through the maturity date of such loans shall be the Adjusted LIBOR Rate (as defined in the Revolving Note or the Acquisition Note, as applicable) plus 3.00% and (z) the Company shall immediately pay Bank a fee of $25,000.

                                  (iii)    If (a) the interest rate applicable
                 to loans outstanding under the Loan Agreement is increased pursuant to clause (ii) above, and (b) as of the last day of any calendar month after July 31, 1998, the ratio of Total Structured Indebtedness to Tangible Net Worth is greater than
                 2.0 to 1.0, and (c) the Parent IPO has not occurred as of such date, then the interest rate applicable to all outstanding loans after such date shall be increased by 0.20%, provided, however that the maximum interest rate applicable to any Prime Rate Loan (as defined in the Revolving Note or the Acquisition Note, as applicable) shall be the lesser of (m) the Prime Rate (as defined in the Revolving Note or the Acquisition Note, as applicable) plus 2.75% or (n) the Highest Lawful Rate (as defined in the Revolving Note or the Acquisition Note, as applicable) and the maximum interest rate applicable to any LIBOR Loan (as defined in the Revolving Note or the Acquisition Note, as applicable) shall be the lesser of (y) the Adjusted LIBOR Rate (as defined in the Revolving Note or the Acquisition Note, as applicable) plus 4.00% and (z) the Highest Lawful Rate (as defined in the Revolving Note or the Acquisition Note, as applicable).

                          C. The consent and waiver specifically described in this Section 1 shall not constitute and shall not be deemed a waiver of any Event of Default or a consent to the departure from provisions of the Loan Agreement other than as specifically described above, or a waiver of any rights or remedies arising as a result of any Events of Default.





SECOND AMENDMENT TO FOURTH AMENDED
AND RESTATED LOAN AGREEMENT - Page 2
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                 The failure to comply with the covenant described in Sections
                 1A or B above for any date, or any period ending on any date, or for any activity other than as specifically described above shall constitute an Event of Default.

                 2. Amendments to the Loan Agreement. As of the date hereof, the Loan Agreement is hereby amended as follows:

                          A. The first 3 sentences of subsection 1(a) of the Loan Agreement are amended and restated in their entireties to read as follows:

                                  (a)      Subject to, and upon the terms,
                          conditions, covenants and agreements contained herein, the Bank agrees to loan the Company, (i) at any time, and from time to time prior to July 31, 1998, such amounts as the Company may request up to but not exceeding an aggregate principal sum at any time outstanding equal to $27,000,000, (ii) at any time, and from time to time during the period from and including August 1, 1998, through and including March 31, 1999, such amounts as the Company may request up to but not exceeding an aggregate principal sum at any time outstanding equal to $25,000,000, and (iii) thereafter, at any time, and from time to time prior to the maturity of the Company's promissory note executed in conjunction with this Agreement, such amounts as the Company may request up to but not exceeding an aggregate principal sum at any time outstanding equal to $22,000,000 (the "Revolving Line of Credit"); within such limits and during such period, the Company may borrow, repay, and re-borrow hereunder. All loans under the Revolving Line of Credit shall be evidenced by the Company's Renewal Master Revolving Credit Note dated June 17, 1998 (the "Revolving Note"), in form and substance satisfactory to the Bank, payable to the order of the Bank, and bearing interest upon the terms provided therein (but in no event to exceed the maximum non-usurious interest rate permitted by law). The principal of and interest on the Revolving Note shall be due and payable as set forth on the face of the Revolving Note; provided that if at any time the aggregate principal amount of the outstanding loans under the Revolving Line of Credit exceeds the maximum amount permitted by this subsection 1(a) for such time, the Company shall immediately repay the excess principal amount of such loans to the Bank.

                          B. Exhibit B-2 to the Loan Agreement is amended in its entirety to read as set forth in Exhibit B-2 attached hereto.

                 3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                          A. Documents. Bank shall have received each of the following duly executed documents, in form and substance satisfactory to the Bank:





SECOND AMENDMENT TO FOURTH AMENDED
AND RESTATED LOAN AGREEMENT - Page 3

                                  (1)      A Revolving Note dated as of the
                          date hereof;

                                  (2)      A consent to this Amendment, and a
                          reaffirmation of the applicable guaranty agreement, each executed by Parent, Page-Com GP, Inc. and Bear Communications, Inc.; and

                                  (3)      Such other documents as Agent may
                          request.

                          B. Payment of Bank's Costs. The Company agrees to pay within ten (10) days of receipt of a statement, the reasonable legal fees and expenses incurred by the Bank in connection with this Amendment and the associated documentation.

                          C. Additional Information. The Bank shall have received such additional information and materials as the Bank may reasonably request, including, without limitation, evidence of the authority of Company to enter into this Amendment and the documents contemplated hereby.

                 4. Representations and Warranties. The Company hereby represents and warrants that (i) the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and will not violate the certificate of incorporation or bylaws of the Company; (ii) this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally, or by general principles of equity limiting the availability of certain remedies;
(iii) the representations and warranties set forth in the Loan Agreement, as amended hereby, and all Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof; (iv) no Event of Default or event that with the giving of notice or lapse of time or both would be an Event of Default has occurred and is continuing other than the Existing Defaults; and (v) there are no claims or offsets against or defenses or counterclaims to the terms and provisions of any obligations of the Company created or evidenced by the Loan Agreement or other Loan Documents.

                 5. Year 2000 Compliance. The Company shall perform all acts reasonably necessary to ensure that (i) the Company and any business in which the Company holds a substantial interest, and (ii) all customers, suppliers and vendors that are material to the Company's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of the Company's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. The Company shall, immediately upon request, provide to the Bank such certifications or other evidence of the Company's compliance with the terms of this paragraph as the Bank may from time to time require.





SECOND AMENDMENT TO FOURTH AMENDED
AND RESTATED LOAN AGREEMENT - Page 4

                 6.       Miscellaneous.

                          A. Effectiveness. Except as specified herein, all terms and conditions of the Loan Agreement and all other Loan Documents shall remain unmodified and in full force and effect. The parties hereto agree and acknowledge that neither the Bank's consent to, nor its knowledge of, the execution of the agreements, bills of sale and other documents described in the Recitals to this Amendment shall be construed as an express or implied amendment or waiver of any term, condition or restriction set forth in the Loan Agreement or other Loan Documents, except as expressly amended or waived hereinabove.
         Further, the Company hereby ratifies and reaffirms the Company's obligations and agreements under the Loan Documents, agrees that the Loan Documents shall remain in full force and effect, notwithstanding execution of this Amendment, and agrees that the Loan Documents shall continue to be the legal, valid and binding obligations of the Company, enforceable in accordance with the terms therein. In furtherance of the foregoing, the Company agrees that the "Obligations" as defined in the Security Agreement, include, without limitation, the obligations, indebtedness and liability of the Company to the Bank under the Loan Agreement, this Amendment and the Revolving Note executed pursuant hereto.

                          B. Survival of Representations and Warranties. All representations and warranties made in this Amendment or in any other Loan Document shall survive the execution and delivery of this Amendment and any other Loan Documents and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

                          C. Reference to Agreement. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

                          D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or enforceable shall not impair or invalidate the remainder of this Amendment and any effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

                          E. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Company and the Bank and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.

                          F. Effective Waiver. No consent or waiver expressed or implied by the Bank to or for any breach of or deviation from any convent, condition or duty by the Company shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.





SECOND AMENDMENT TO FOURTH AMENDED
AND RESTATED LOAN AGREEMENT - Page 5

                          G. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

                          H. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

                          I. NO ORAL AGREEMENTS. THIS AMENDMENT CONSTITUTES A WRITTEN AGREEMENT THAT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE LOAN DOCUMENTS.

         IN WITNESS WHEREOF, the Company and the Bank have caused this Amendment to be duly executed as of the day and year first above written.



                                        BEARCOM OPERATING, L.P.

                                        By: Page-Com GP, Inc., its general
                                            partner


                                            By:
                                                -----------------------------
                                                John P. Watson
                                                President

                                        WELLS FARGO BANK (TEXAS),
                                        NATIONAL ASSOCIATION


                                        By:
                                            ---------------------------------
                                            Craig Scheef
                                            Vice President





SECOND AMENDMENT TO FOURTH AMENDED
AND RESTATED LOAN AGREEMENT - Page 6
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                                  EXHIBIT B-2

                            BEARCOM OPERATING, L.P.

                               DRAW REQUEST FORM

FROM:    BEARCOM OPERATING, L.P.
         11545 Pagemill Road
         Dallas, Texas 75243

TO:      Wells Fargo Bank (Texas), National Association
         1445 Ross Avenue, 3rd Floor
         Dallas, Texas 75202
         Attention:   Craig Scheef

RE:      $27,000,000 Revolving Line of Credit

DATE:    __________________, 199__

         This Draw Request is delivered pursuant to Subsection 16(e) of that certain Fourth Amended and Restated Loan Agreement, dated as of August 29, 1997, executed by BEARCOM OPERATING, L.P. ("Borrower") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, formerly First Interstate Bank of Texas, N.A. ("Bank") (as amended from time to time, the "Loan Agreement"). All terms defined in the Loan Agreement shall have the same meaning herein, except as expressly stipulated otherwise herein.

                                 Loan Activity


Total Availability is limited to the lower of $27,000,000 or
Borrowing Base Availability as of ___________, 199__:                       $___________
Preceding Day Loan Balance                                                  $___________
Less:    Funds Swept by Bank from Lockbox Acct.
         4008332027                                                        ($__________)

Plus:            Advance Requested with this Certificate:                   $___________
                 Letters of Credit Outstanding     :                        $___________
New Loan Balance as of:                                                     $___________

                                 Availability


Lesser of Borrowing Base or $27,000,000                                     $___________
Less:  New Loan Balance                                                    ($__________)
Availability Remaining:                                                     $___________





EXHIBIT B-2, Page 1

             Executed and delivered this _____ day of ________________, 199__.


                                        PAGE-COM GP, INC.,
                                        in its capacity as general
                                        partner of BearCom Operating, L.P.


                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------







EXHIBIT B-2, Page 2